Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	7,946.75
Total Transaction Valuation	57,543,459.05
Total Offset Amount	(0)
Net Fee	$ 7,946.75